                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                 -----------------

                                     FORM 8-K/A
                                  AMENDMENT NO. 1

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       July 21, 1998
                                                ------------------------------


                           InSight Health Services Corp.
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                (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



     Delaware                        0-28622                   33-0702770
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(STATE OR OTHER JURISDICTION       (COMMISSION              (I.R.S EMPLOYER
   OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)



           4400  MacArthur Boulevard, Suite 800, Newport Beach, CA  92660
           --------------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)



                                  (949)  476-0733
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                 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                        N/A
           --------------------------------------------------------------
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (a)  Financial statements of businesses acquired.

               The financial statements of Signal Medical Services, Inc. ("Signal") required by this item are attached as Exhibit 99.1 (a).

          (b)  Pro forma financial information (unaudited).

               The unaudited pro forma combined condensed financial statements are presented which reflect the acquisition by merger of Signal by InSight Health Services Corp. ("Registrant") through its wholly owned subsidiary, SMSI Acquisition Company. The unaudited pro forma combined condensed financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the period presented.

               The unaudited pro forma combined condensed balance sheet is based on the historical balance sheet as of March 31, 1998 and is presented as if the acquisition had been consummated at that date. The unaudited proforma combined condensed consolidated statements of operations are based on the historical statements of operations of each of Registrant and Signal for the nine months ended March 31, 1998, and reflect certain adjustments to give effect to the acquisition as if it had occurred on July 1, 1997, and for the year ended June 30, 1997, and reflect certain adjustments to give effect to the acquisition as if it had occurred on July 1, 1996.

               Pro forma adjustments are based on the purchase method of accounting and a preliminary allocation of the purchase price. However, changes to the adjustments included in the unaudited pro forma combined condensed financial statements are expected as evaluations of assets and liabilities are completed and additional information becomes available. Accordingly, the final allocated values will differ from the amounts used to calculate the adjustment in the unaudited pro forma combined condensed consolidated statements of operations.

          (c)  Exhibits.

          23   Consent of Independent Public Accountant (filed herewith).

          99.1 (a) Financial Statements of Signal Medical Services, Inc. (filed herewith).

          99.1 (b) Unaudited Pro Forma Combined Condensed Financial Statements of InSight Health Services Corp (filed herewith).


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 21, 1998

                              INSIGHT HEALTH SERVICES CORP.


                              /s/   E. Larry Atkins
                              -------------------------------
                              E. Larry Atkins
                              President and Chief Executive Officer


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                                  EXHIBIT INDEX


                                                                              SEQUENTIALLY
EXHIBIT NO.    DOCUMENT DESCRIPTION                                           NUMBERED PAGE
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
23             Consent of Independent Public Accountants (filed herewith).

99.1 (a)       Financial Statements of Signal Medical Services, Inc.
               (filed herewith).

99.1 (b)       Unaudited Pro Forma Combined Condensed Financial
               Statements of InSight Health Services Corp (filed herewith).

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